UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2024

EMEREN GROUP LTD

(Exact name of Registrant as Specified in Its Charter)

British Virgin Islands	001-33911	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Water Street, Suite 302 Norwalk, Connecticut , U.S.A.	06854
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +1 925-425-7335

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares, each representing 10 shares, no par value per share	SOL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 1, 2024, Emeren Group Ltd (the “Company”) held its 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”). At the 2024 Annual Meeting, the Company’s shareholders voted on: (i) the appointment of Mr. Ramakrishnan Srinivasan as a director of the Company following his appointment as a director by the Board of Directors in accordance with the Company’s articles of association; (ii) the re-election of Martin Bloom and Yumin Liu, who are each offering himself for re-election, in accordance with the Company’s articles of association to hold office until a successor is duly elected and qualified; (iii) an advisory vote to approve the compensation of our named executive officers as disclosed in the Company’s definitive Proxy Statement, dated September 17, 2024, for the 2024 Annual Meeting (the “2024 Proxy Statement”); (iv) an advisory vote on the frequency of future advisory shareholder votes on the compensation of our named executive officers; and (v) ratification of the appointment of UHY LLP as our independent registered public accounting firm and auditors for 2024, as disclosed in the 2024 Proxy Statement.

The appointment of Mr. Ramakrishnan Srinivasan as a director of the Company following his appointment as a director by the Board of Directors in accordance with the Company’s articles of association, was approved by the indicated votes cast:

For	Against	Abstain	Broker Non-Votes
624,502,660	686,240	11,922,250	0

The re-elections of Martin Bloom and Yumin Liu, who each offered himself for re-election, in accordance with the Company’s articles of association to hold office until a successor is duly elected and qualified, were approved by the indicated votes cast:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Mr. Martin Bloom	613,357,070	11,830,850	11,923,230	0
Mr. Yumin Liu	622,362,770	2,823,740	11,924,640	0

The advisory vote to approve the compensation of our named executive officers as disclosed in the accompanying proxy statement, was approved by the indicated votes cast:

For	Against	Abstain	Broker Non-Votes
621,094,480	4,251,010	11,765,660	0

The advisory vote on the frequency of future advisory shareholder votes on the compensation of our named executive officers, was approved by the indicated votes cast:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
624,004,620	496,290	290,660	12,319,580	0

In accordance with the results for Proposal 4, the Company’s Board of Directors has determined that future advisory shareholder votes on the compensation of the Company’s named executive officers will be held annually. Thus, the next shareholder advisory vote on the compensation of our named executive officers will be held at the Company’s 2025 annual meeting of shareholders.

The appointment of UHY LLP as our independent registered public accounting firm and auditors for 2024, as disclosed in the Company’s 2024 Proxy Statement, was ratified by the indicated votes cast:

For	Against	Abstain
624,896,480	311,220	11,903,450

Further information concerning the matters voted upon at the 2024 Annual Meeting is contained in the 2024 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMEREN GROUP LTD
(Registrant)

Date: November 4, 2024	By:	/s/ Ke Chen
Ke Chen
Chief Financial Officer